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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) OCTOBER 29, 1998
                                                         ----------------


                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                                                              04-2526583
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                                                         0-11309
                                                        (Commission File Number)

GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                      01566
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code                 (508) 347-9191



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  OTHER EVENTS

         On October 29, 1998, Galileo Corporation announced a number of developments affecting its operations and management. These developments include the restatement of financial statements for the Company's second and third quarters ended March 31 and June 30, 1998, changes in management and the Board of Directors, the engagement of Argus Management Corporation to assist the Board in assessing the Company's financial condition and confirmation that class action lawsuits have been filed against the Company and certain of its officers and directors alleging violations of the federal securities laws. A press release describing each of these items is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)  Exhibit

             99.1     Press Release dated October 29, 1998.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GALILEO CORPORATION


Date:  October 29, 1998                      By: /s/ Josef W. Rokus
                                                 -------------------------------
                                                 Josef W. Rokus
                                                 Vice President, Corporate
                                                 Development and Secretary


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                                  EXHIBIT INDEX


      Exhibit No.
      -----------

         99.1     Press Release dated October 29, 1998.